[EATON VANCE LOGO]

EV
TRADITIONAL
EMERGING
GROWTH
FUND

Eaton Vance
Global Management-Global Distribution

Annual Report December 31, 1997


EV Traditional Emerging Growth Fund as of December 31, 1997

Letter to Shareholders

Photo with caption "James B, Hawkes, President"

I am pleased to report that EV Traditional Emerging Growth Fund had a total return of 19.3% in its first year of operation.1 That return was the result of a rise in net asset value per share from $10.00 on January 2, 1997 to $10.83 on December 31, 1997, and the reinvestment of $1.058 in capital gains distributions. The S&P Small Cap 600 Index - a widely recognized unmanaged index of small capitalization stocks - had a total return of 23.5% during the same period.2

Investors maintained a
strong appetite for equities in 1997...

In a year dominated again by large blue chip stocks, the equity markets were unusually volatile, as U.S. investors feared the potential impact of foreign financial crises. However, the market proved very resilient, and pullbacks provided some good buying opportunities. Despite the volatility, investors retained their appetite for stocks, pouring a record amount of assets into the equity markets. According to Dow Jones, 45 million households owned equity mutual funds at year-end, worth more than $2.5 trillion. An increasing percentage of those investments have been directed into emerging growth companies. According to CommScan Inc., a market research company, $39 billion came to market through initial public offerings alone.

Emerging growth companies are
helping drive economic growth...

Smaller companies have become responsible in recent years for an increasing share of our nation's economic growth. From Internet-related companies to breakthroughs in health care, industries unheard of a decade ago are now firmly in the mainstream of our nation's culture and commerce. Their success has had profound implications for investors. Emerging growth companies typically enjoy earnings growth rates well above those of the broader market, and as informed investors know, stock prices tend to follow earnings. Thus, emerging growth companies have the potential to provide well above-average, long-term returns.

Moderate growth and low inflation
should promote further growth...

An economy characterized by moderate growth and low inflation should form an ideal climate for today's entrepreneurs. We believe that emerging companies will continue to provide good opportunities for growth-minded investors. In the pages that follow, portfolio manager Edward "Jack" Smiley reviews the past year and offers an over-view of EV Traditional Emerging Growth Portfolio.

Sincerely,

/s/ James B. Hawkes

James B. Hawkes
President
February 9, 1998

--------------------------------------------------------------
Fund Information
as of December 31, 1997


Performance3
--------------------------------------------------------------
Total Return (at net asset value)
--------------------------------------------------------------
Life of fund (1/2/97)                                    19.3%

SEC Total Return (including 5.75% sales charge)
--------------------------------------------------------------
Life of fund (1/2/97)                                    12.4%


Ten Largest Holdings4
--------------------------------------------------------------
PeopleSoft, Inc.                                          1.9%
Outdoor Systems, Inc.                                     1.9
Centura Banks, Inc.                                       1.8
Pacific Gateway Exchange, Inc.                            1.8
Paychex, Inc.                                             1.7
National Surgery Centers, Inc.                            1.6
Sungard Data Systems, Inc.                                1.5
Emmis Broadcasting Corp., Class. A                        1.5
Strayer Education, Inc.                                   1.5
Davox Corp.                                               1.4

1 This return does not reflect the Fund's maximum 5.75% sales charge.
2 It is not possible to invest directly in an average or Index.
3 Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns reflect maximum 5.75% sales charge.
4 Ten largest holdings account for 16.6% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




EV Traditional Emerging Growth Fund as of December 31, 1997

MANAGEMENT DISCUSSION

Photo with caption "Edward Smiley, Portfolio Manager"

An interview with Jack Smiley,
portfolio manager of EV Traditional
Emerging Growth Fund.

Q:  Jack, how have you structured the Fund in its initial year of operation?

A: I've emphasized small-cap and mid-cap companies that we view as the likely industry leaders of tomorrow. I've targeted a universe of companies with a revenue base below $1.5 billion, and the ability to generate rapid sales growth.

I prefer companies with profit margins in excess of 15% and the ability to post superior earnings growth relative to their industry competitors. Typically, these companies are entrepreneurially-minded and nimble enough to take advantage of changing business conditions.

Q:  Where have you been focusing your investments?

A: While the Fund is very well diversified across many industry sectors, we have found some areas that provide unusual opportunities for smaller, emerging companies. Health care, information services, computer software, oil and gas, and business products constituted the largest sector weightings in the Fund. Smaller companies have managed to carve out highly profitable niches in areas like health care and information services, industries in which small companies can offer a high degree of value-added. Elsewhere, computer software has long been a sector that has awarded aggressive new approaches. Finally, in the energy area, energy service and supply companies as well as selected, smaller exploration companies have managed to do well in a period of weak oil prices.

Q: Health care was the Fund's largest sector concentration. What have you found attractive in that area?

A: The Fund had some exposure to a number of major health care trends, including the graying of America and the search for more cost-effective health care treatments. We also had some investments in the drug and biotech sector.

In the continuing care area, the Fund had an investment in Sunrise Assisted Living, Inc. a developer of projects nationwide that provide housing and assisted living facilities for elderly citizens. Many seniors are able to live independently but may require modest, periodic medical attention. These facilities have become increasingly popular as a housing and health care alternative for an aging population.


Five Largest Sector Weightings1
--------------------------------------------------------------
By total net assets

Health Services                                          13.3%

Information Services                                     11.8%

Computer Software                                        10.3%

Oil & Gas Exploration & Production                        7.9%

Business Products & Services                              7.5%


1 Because the Portfolio is actively managed, sector weightings are subject to change.

Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



EV Traditional Emerging Growth Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D

In health services, we have an investment in National Surgery Centers, Inc. The company is the nation's largest independent operator of ambulatory surgery centers, focusing predominantly on secondary markets where it can have an immediate impact. National has increased earnings in the past year due to a sharp rise in the number of procedures performed as well as an aggressive acquisition strategy.

In the drug sector, the Fund owned Genzyme Corp. Genzyme has pioneered several forms of gene therapy treatment, including that for Gaucher disease, a debilitating disorder caused by defective genes.

Q: Computer software is another large weighting.Could you discuss some of the Fund's software holdings?

A: Yes. Software is a rapidly growing sector, with many opportunities among emerging companies. The Fund's largest holding is PeopleSoft, Inc., which operates in a software niche called enterprise resource planning (ERP). PeopleSoft and a smaller holding, Baan Company, NV use ERP to link the diverse parts of an enterprise to a common technology platform. That has become increasingly necessary in recent years as different departments within companies have begun using a wider array of technology equipment. In using this ERP software, a company can integrate the various components of its business: in effect, making certain that manufacturing, human resources, vendors, inventory, and finance are all talking to one another.

Q: Oil and gas exploration companies were also among the Fund's largest weightings. What have you found attractive about that sector?

A: Some energy companies have been able to generate impressive earnings growth, even as oil prices have been in decline. Apache Corporation, for example, reported record earnings in 1997. As a large independent company with global operations, Apache has been able to exploit its ties to emerging foreign markets. In addition to its operations in North America, Apache has operations in China, Eastern Europe, and Africa. Another energy holding, Anadarko Petroleum, also posted record earnings in 1997, offsetting the decline in crude oil prices with record output. The company expects that output will rise by 20% in 1998. These companies are ideally positioned to benefit from the growing energy demands of emerging markets.

Q: Does the smaller size of the companies in your universe represent a competitive advantage in some instances?

A: Yes. Because of their size and versatility, smaller, emerging companies can sometimes fill a market niche or adapt to changing industry trends more quickly than larger companies. For example, Strayer Education, Inc. and Sylvan Learning Systems, Inc. are two companies that have taken advantage of a changing educational environment. Strayer operates schools in the Washington, D.C. area, with a focus on technical fields such as computer programming. Students emerge from Strayer with associate degrees, better prepared for the job market.

In another educational niche, Sylvan Learning Systems, Inc. provides supplemental and remedial educational services in addition to administering professional tests. Like Strayer, Sylvan has identified an area of the educational market where it can provide much needed services, and has been able to add incrementally over time to the breadth and quality of those services. Both of these companies have benefited from the ability to respond quickly to changes within a fairly large industry.

Q:  Why should investors consider emerging growth companies at this time?

A: Given the outperformance of the large-cap, blue chip stocks in recent years, a good case can be made that smaller companies have some catching-up to do. Interestingly, that is true not only of traditional growth areas like technology and biotech, but of a wide range of industries across the economy.



EV Traditional Emerging Growth Fund as of December 31, 1997

MANAGEMENT DISCUSSION CONT'D

The Dow Jones Industrial Average, for instance, just completed its third consecutive year of 20%-plus returns. That is unprecedented and suggests that the blue chip returns could soon revert to their historical norm, in the 10% range. In that scenario, emerging growth companies would likely receive increasing attention from investors for their continued strong earnings growth.

Q:  Jack, what is your outlook for the coming year?

A: In the wake of the Asian currency crisis, there are some economic uncertainties on the horizon for large U.S. companies. Many multinational companies with foreign exposure have suffered some recent earnings shortfalls and the near-term outlook is clouded by the Asian difficulties.

Smaller, emerging companies, however, should be able to continue their earnings momentum. Because their market niches are narrowly targeted, they are less likely to be adversely affected by the Asia problems. In addition, demand for many of the products and services of these companies is driven by efforts to improve productivity. As we have seen in recent years, productivity gains have contributed mightily to corporate profit growth. Thus, even if the broad economy slows somewhat, the demand for products that increase productivity is likely to remain strong.

With our bottom-up, company-by-company approach, we continue to look for those companies that we believe will be the leaders of tomorrow. I believe that the Fund is well-positioned to take advantage of compelling opportunities in emerging growth companies in the year ahead.


Comparison of Change in Value of a $10,000 Investment in EV Traditional Emerging Growth Fund vs.
the Standard & Poor's Small Cap 600 Index
From January 2, 1997, through December 31, 1997

              EV Traditional          EV Traditional
        Emerging Growth Fund    Emerging Growth Fund   S&P Small Cap
        without sales charge       with sales charge       600 Index

Jan-97*              $10,000                 $ 9,427         $10,000
Feb-97                 9,324                   8,789           9,793
Mar-97                 8,725                   8,226           9,291
Apr-97                 8,745                   8,244           9,405
May-97                10,029                   9,455          10,510
Jun-97                10,549                   9,945          10,975
Jul-97                11,088                  10,453          11,665
Aug-97                11,245                  10,601          11,959
Sep-97                11,853                  11,174          12,749
Oct-97                11,412                  10,758          12,198
Nov-97                11,275                  10,628          12,109
Dec-97                11,692                  11,022          12,354


Performance+
---------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------
Life of fund (1/2/97)                                     19.3%

SEC Average Annual Total Returns (including 5.75% sales charge)
---------------------------------------------------------------
Life of fund (1/2/97)                                     12.4%


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, are worth more or less their original cost. Source: Towers Data Systems, Bethesda, MD. Investment operations began 1/2/97. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. It is not possible to invest directly in an index.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the S&P Small Cap 600 Index, a broad-based, widely recognized, unmanaged index of 600 small capitalization companies. The Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

**This figure reflects the Fund's maximum 5.75% sales charge.

+ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect maximum sales charge as noted.




EV Traditional Emerging Growth Fund as of December 31, 1997

PORTFOLIO OF INVESTMENTS

Common Stocks - 98.4%

Security                                              Shares            Value
------------------------------------------------------------------------------
Advertising - 2.5%
------------------------------------------------------------------------------
Catalina Marketing Corp. *                                40           $ 1,850
Outdoor Systems, Inc. *                                  150             5,756
------------------------------------------------------------------------------
                                                                       $ 7,606
------------------------------------------------------------------------------

Banks - Regional - 0.9%
------------------------------------------------------------------------------
Colonial Bancgroup, Inc.                                  80           $ 2,755
------------------------------------------------------------------------------
                                                                       $ 2,755
------------------------------------------------------------------------------

Banks and Money Services - 0.8%
------------------------------------------------------------------------------
Bank United Corp. Class A                                 50           $ 2,446
------------------------------------------------------------------------------
                                                                       $ 2,446
------------------------------------------------------------------------------

Broadcasting and Cable - 3.5%
------------------------------------------------------------------------------
Emmis Broadcasting Corp. Class A *                       100           $ 4,563
Jacor Communications, Inc. *                              75             3,984
Sinclair Broadcast Group Class A *                        50             2,331
------------------------------------------------------------------------------
                                                                       $10,878
------------------------------------------------------------------------------

Building Materials - 0.4%
------------------------------------------------------------------------------
Texas Industries, Inc.                                    25           $ 1,125
------------------------------------------------------------------------------
                                                                       $ 1,125
------------------------------------------------------------------------------

Business Products & Services - 7.5%
------------------------------------------------------------------------------
Abacus Direct Corp. *                                     50           $ 2,050
CN Maximus, Inc. *                                        50             1,209
Gulf South Medical Supply, Inc. *                         50             1,863
Learning Tree International *                             60             1,733
Netscape Communications Corp. *                           50             1,219
Personal Group of America, Inc. *                         50             1,650
Sanmina Corp. *                                           50             3,388
Saville Systems Ireland ADR *                             50             2,075
Sylvan Learning Systems, Inc.                             50             1,950
United Rentals, Inc. *                                   200             3,863
Vantive Corp. *                                           75             1,894
------------------------------------------------------------------------------
                                                                       $22,894
------------------------------------------------------------------------------

Communications Equipment - 3.6%
------------------------------------------------------------------------------
Davox Corp. *                                            135           $ 4,404
Security Dynamics Technology, Inc. *                      60             2,145
SunGard Data Systems, Inc. *                             150             4,650
------------------------------------------------------------------------------
                                                                       $11,199
------------------------------------------------------------------------------

Communications Services - 0.2%
------------------------------------------------------------------------------
Nextel Communications, Inc. Class A *                     30           $   780
------------------------------------------------------------------------------
                                                                       $   780
------------------------------------------------------------------------------

Computer Software - 10.3%
------------------------------------------------------------------------------
Baan Company NV *                                        100           $ 3,300
CBT Group PLC ADR *                                       25             2,053
Documentum Inc. *                                         50             2,106
J.D. Edwards & Co. *                                      75             2,213
Health Management Associates *                           150             3,788
HNC Software, Inc. *                                      50             2,150
Manugistics Group, Inc. *                                 60             2,678
Pegasystems Inc. *                                       100             2,019
Peoplesoft, Inc. *                                        30             5,850
Symantec *                                                70             1,536
Veritas Software Corp. *                                  75             3,825
------------------------------------------------------------------------------
                                                                       $31,518
------------------------------------------------------------------------------

Consumer Services - 1.4%
------------------------------------------------------------------------------
Strayer Education, Inc.                                  135             4,455
------------------------------------------------------------------------------
                                                                         4,455
------------------------------------------------------------------------------

Drugs - 5.1%
------------------------------------------------------------------------------
Curative Health Services, Inc. *                          70           $ 2,126
Elan Corp. PLC ADR *                                      75             3,839
Genzyme Corp. - General Division *                       150             4,163
Genzyme Corp. - Tissue Repair *                          282             1,939
Parexel International Corp. *                            100             3,700
------------------------------------------------------------------------------
                                                                       $15,767
------------------------------------------------------------------------------

Electrical Equipment - 1.6%
------------------------------------------------------------------------------
Level One Communications, Inc. *                          90           $ 2,543
Linear Technology Corp. *                                 40             2,305
------------------------------------------------------------------------------
                                                                       $ 4,848
------------------------------------------------------------------------------

Electronics - Semiconductors - 2.9%
------------------------------------------------------------------------------
Microchip Technology, Inc. *                              50           $ 1,500
Qlogic Corp. *                                            50             1,475
Teradyne, Inc. *                                         100             3,200
Vitesse Semiconductor Corp. *                             70             2,643
------------------------------------------------------------------------------
                                                                       $ 8,818
------------------------------------------------------------------------------

Entertainment - 0.8%
------------------------------------------------------------------------------
MGM Grand, Inc. *                                         65           $ 2,344
------------------------------------------------------------------------------
                                                                       $ 2,344
------------------------------------------------------------------------------

Finance - Miscellaneous - 1.6%
------------------------------------------------------------------------------
Capital One Financial Corp. *                             50           $ 2,709
E Trade Group Inc. *                                     100             2,300
------------------------------------------------------------------------------
                                                                       $ 5,009
------------------------------------------------------------------------------

Furniture & Appliances - 1.3%
------------------------------------------------------------------------------
Bed Bath & Beyond, Inc. *                                100           $ 3,850
------------------------------------------------------------------------------
                                                                       $ 3,850
------------------------------------------------------------------------------

Health Services - 13.3%
------------------------------------------------------------------------------
American Retirement Corp. *                              150           $ 3,000
Bioreliance Corp. *                                      150             3,450
Concentra Managed Care Inc. *                             89             3,004
Express Scripts, Inc. Class A *                           50             3,000
Guidant Corp.                                             50             3,113
Medicis Pharmaceutical Class A *                          30             1,534
MiniMed, Inc. *                                           50             1,944
Monarch Dental Corp. *                                   200             2,650
National Surgery Centers, Inc. *                         187             4,909
Omnicare Inc.                                            100             3,100
Pediatrix Medical Group, Inc. *                           50             2,138
PhyCor Inc. *                                             40             1,080
Renal Care Group, Inc. *                                 100             3,200
Sola International *                                      30               975
Sunrise Assisted Living, Inc. *                           50             2,156
Vertex Pharmaceuticals, Inc. *                            50             1,650
------------------------------------------------------------------------------
                                                                       $40,903
------------------------------------------------------------------------------

Information Services - 11.8%
------------------------------------------------------------------------------
Acxiom Corp. *                                           100           $ 1,925
Affiliated Computer Services, Inc. *                     150             3,946
Aspen Technologies, Inc. *                               100             3,425
BISYS Group, Inc. *                                       85             2,826
Cambridge Technologies, Inc. *                           100             4,163
CCC Information Services Group *                         200             3,950
Cognos Inc. *                                             50             1,150
FIserv Inc. *                                             50             2,456
National Data Corp. *                                    100             3,613
Nova Corp. Georgia *                                     150             3,750
Paychex Inc. *                                           100             5,063
------------------------------------------------------------------------------
                                                                       $36,267
------------------------------------------------------------------------------

Insurance - 1.3%
------------------------------------------------------------------------------
Mercury General Corp.                                     70           $ 3,868
------------------------------------------------------------------------------
                                                                       $ 3,868
------------------------------------------------------------------------------

Investment Services - 3.9%
------------------------------------------------------------------------------
Centura Banks, Inc.                                       80           $ 5,520
Sovereign Bancorp, Inc.                                  150             3,113
PMI Group, Inc.                                           45             3,254
------------------------------------------------------------------------------
                                                                       $11,887
------------------------------------------------------------------------------

Machinery - 1.0%
------------------------------------------------------------------------------
Camco International, Inc.                                 50           $ 3,184
------------------------------------------------------------------------------
                                                                       $ 3,184
------------------------------------------------------------------------------

Medical Products - 2.0%
------------------------------------------------------------------------------
Heartstream, Inc. *                                      150           $ 1,603
Invacare Corp.                                            55             1,196
Sofamor Danek Group, Inc. *                               50             3,253
------------------------------------------------------------------------------
                                                                       $ 6,052
------------------------------------------------------------------------------

Oil and Gas - Exploration and Production - 7.9%
------------------------------------------------------------------------------
Anadarko Petroleum Corp.                                  30           $ 1,820
Apache Corp.                                             100             3,506
Cross Timbers Oil Co.                                    100             2,494
Encal Energy Ltd. *                                      500             1,625
Louis Dreyfus Natural Gas Corp. *                        172             3,214
Meridian Resource Corp. *                                259             2,478
Newfield Exploration Co. *                                60             1,398
Noble Affiliates                                         105             3,701
Petsec Energy Ltd. *                                      60               825
Triton Energy Ltd. *                                      60             1,751
Vintage Petroleum, Inc.                                   75             1,425
------------------------------------------------------------------------------
                                                                       $24,237
------------------------------------------------------------------------------

Publishing - 3.1%
------------------------------------------------------------------------------
A.H. Belo Corp.                                           70           $ 3,928
Franklin Covey Co.                                        80             1,760
Gartner Group, Inc. Class A *                            100             3,725
------------------------------------------------------------------------------
                                                                       $ 9,413
------------------------------------------------------------------------------

REITs - 1.8%
------------------------------------------------------------------------------
Crescent Real Estate Equity Co.                           60           $ 2,363
Equity Office Properties                                 100             3,156
------------------------------------------------------------------------------
                                                                       $ 5,519
------------------------------------------------------------------------------

Retail - Food and Drug - 2.4%
------------------------------------------------------------------------------
Papa John's International, Inc. *                        120           $ 4,185
Starbucks Corp. *                                         80             3,070
------------------------------------------------------------------------------
                                                                       $ 7,255
Retail - Specialty and Apparel - 1.2%
------------------------------------------------------------------------------
Tommy Hilfiger Corp *                                     30           $ 1,053
The Men's Wearhouse, Inc. *                               75             2,606
------------------------------------------------------------------------------
                                                                       $ 3,659
------------------------------------------------------------------------------

Telephone Utilities - 3.0%
------------------------------------------------------------------------------
ACC Corp. *                                               25           $ 1,262
ECI Telecommunications                                   100             2,550
Pacific Gateway Exchange, Inc. *                         100             5,381
------------------------------------------------------------------------------
                                                                       $ 9,193
------------------------------------------------------------------------------

Transportation - 1.3%
------------------------------------------------------------------------------
Comair Holdings, Inc.                                    165           $ 3,980
------------------------------------------------------------------------------
                                                                       $ 3,980
------------------------------------------------------------------------------

Total Common Stocks
  (identified cost, $281,495)                                         $301,709
------------------------------------------------------------------------------

Other assets, less liabilities - 1.6%                                 $  4,902
------------------------------------------------------------------------------

Total Net Assets - 100%                                               $306,611
------------------------------------------------------------------------------

ADR - American Depository Receipt

* Non income producing security



EV Traditional Emerging Growth Fund as of December 31, 1997

FINANCIAL STATEMENTS



Statement of Assets and Liabilities

As of December 31, 1997

Assets
------------------------------------------------------------------------------
Assets
Investments, at value (Note 1A)
  (identified cost, $281,495)                                         $301,709
Cash                                                                       811
Receivable for investments sold                                          7,370
Receivable for fund shares sold                                            657
Dividends receivable                                                        19
Receivable from investment adviser (Note 4)                             24,157
Deferred organization expense                                            3,996
------------------------------------------------------------------------------
Total assets                                                          $338,719
------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------
Payable for investments purchased                                      $ 1,598
Accrued organization expense                                             5,000
Other payables and accrued expenses                                     25,510
------------------------------------------------------------------------------
Total liabilities                                                      $32,108
------------------------------------------------------------------------------
Net Assets for 28,312 shares of
  beneficial interest outstanding                                     $306,611
------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------
Paid-in capital                                                       $288,729
Accumulated net realized loss on investments
  (computed on the basis of identified cost)                            (2,439)
Unrealized appreciation of investments
  (computed on the basis of identified cost)                            20,214
Undistributed net investment income                                        107
------------------------------------------------------------------------------
Total net assets                                                      $306,611
------------------------------------------------------------------------------

Net Asset Value and
Redemption Price Per Share
------------------------------------------------------------------------------
($306,611 [divided by] 28,312 shares of
  beneficial interest outstanding)                                    $  10.83
------------------------------------------------------------------------------

Computation of Offering Price
------------------------------------------------------------------------------
Offering price per share (100 [divided by] 94.25 of $10.83)           $  11.49
------------------------------------------------------------------------------



Statement of Operations

For the Year Ended
December 31, 1997

Investment Income
------------------------------------------------------------------------------
Income -
  Dividends                                                            $   475
------------------------------------------------------------------------------
Total income                                                           $   475
------------------------------------------------------------------------------
Expenses -
  Investment adviser fee (Note 4)                                      $ 1,896
  Custodian fees                                                        11,169
  Amortization of organization expense                                   1,004
  Transfer and dividend disbursing agent fees                              301
  Printing and postage                                                   1,738
  Legal and accounting services                                          8,400
  Miscellaneous                                                          1,545
------------------------------------------------------------------------------
Total expenses                                                         $26,053
------------------------------------------------------------------------------
Deduct -
  Reduction of investment adviser fee (Note 4)                         $ 1,896
  Preliminary allocation of expenses to the investment adviser
    (Note 4)                                                            24,157
------------------------------------------------------------------------------
Net expenses                                                                 0
------------------------------------------------------------------------------
Net investment income                                                  $   475
------------------------------------------------------------------------------

Realized and Unrealized Gain on Investments
------------------------------------------------------------------------------
Net realized gain on investments (identified cost basis) -             $26,340
------------------------------------------------------------------------------
Net Unrealized appreciation of investments                             $20,214
------------------------------------------------------------------------------
Net realized and unrealized gain on investments                        $46,554
------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   $47,029
------------------------------------------------------------------------------

See notes to financial statements



EV Traditional Emerging Growth Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D


Statement of Changes in Net Assets

Increase (Decrease)                                         For the Year Ended
in Net Assets                                                December 31, 1997
------------------------------------------------------------------------------
From operations -
  Net investment income                                               $    475
  Net realized gain on investments                                      26,340
  Unrealized appreciation of investments                                20,214
------------------------------------------------------------------------------
Net increase in net assets from operations                            $ 47,029
------------------------------------------------------------------------------
Distributions to shareholders -
  From net realized gain                                              $(26,340)
  In excess of net realized gain                                        (2,807)
------------------------------------------------------------------------------
Total distributions to shareholders                                   $(29,147)
------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 3) -
  Proceeds from sale of shares                                        $203,611
  Net asset value of shares issued to
    shareholders in payment of
    distributions declared                                               7,986
  Cost of shares redeemed                                              (22,868)
------------------------------------------------------------------------------
Increase in net assets from
  Fund share transactions                                             $188,729
------------------------------------------------------------------------------
Net increase in net assets                                            $206,611
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of period                                                $100,000
------------------------------------------------------------------------------
At end of period (including undistributed
  net investment income of $107)                                      $306,611
------------------------------------------------------------------------------

See notes to financial statements



EV Traditional Emerging Growth Fund as of December 31, 1997

FINANCIAL STATEMENTS CONT'D


Financial Highlights
                                                                    Year Ended
                                                             December 31, 1997
------------------------------------------------------------------------------
Net asset value - Beginning of period                                  $10.000
------------------------------------------------------------------------------

Income from operations
Net investment income                                                  $ 0.017
Net realized and unrealized gain on investments                          1.871
------------------------------------------------------------------------------
Total income from operations                                           $ 1.888
------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------
  From net realized gain on investments                                $(0.956)
  In excess of net realized gain on investments                         (0.102)
------------------------------------------------------------------------------
Total distributions                                                    $(1.058)
------------------------------------------------------------------------------
Net asset value - End of period                                        $10.830
------------------------------------------------------------------------------
Total Return(1)                                                          19.26%
------------------------------------------------------------------------------

Ratios/Supplemental Data *
------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $   307
Ratio of net expenses to average net assets                               0.00%
Ratio of net investment income to average net assets                      0.18%
Portfolio Turnover                                                        2.15%
------------------------------------------------------------------------------
Average Commission Rate Paid**                                         $0.0588
------------------------------------------------------------------------------
*   For the year ended December 31, 1997, the operating expenses of the Fund reflect a waiver of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share                                          $ (0.90)
------------------------------------------------------------------------------
Ratios (As a percentage of average net assets):
    Expenses                                                             10.13%
    Net investment loss                                                  (9.95)%

** Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is notcomputed on an annualized basis.

See notes to financial statements



EV Traditional Emerging Growth Fund as of December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies
------------------------------------------------------------------------------
EV Traditional Emerging Growth Fund (the "Fund") is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A Investment Valuations - Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices on the principal market where the security was traded. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded or, in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

B Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

E Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

F Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders
------------------------------------------------------------------------------
It is the present policy of the Fund to make (A) at least one distribution annually (normally in December) of substantially all of the investment income earned by the Fund, less its expenses and (B) at least one distribution annually of substantially all of the capital gains realized by the Fund, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in overdistributions only for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest
------------------------------------------------------------------------------
The declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                             Year Ended
                                                             December 31, 1997
------------------------------------------------------------------------------
Sales                                                                   29,657
Issued to shareholders electing to receive
  payment of distribution in Fund shares                                   763
Redemptions                                                             (2,108)
------------------------------------------------------------------------------
Net increase                                                            28,312
------------------------------------------------------------------------------

4  Investment Adviser Fee and
   Other Transactions with Affiliates
------------------------------------------------------------------------------
Eaton Vance Management (EVM) earns an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee is computed at the monthly rate of 0.0625% (0.75% per annum) of the Fund's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1997, the effective annual rate, based on average daily net assets, was 0.75%. EVM voluntarily waived the entire investment adviser fee for the period and also assumed $24,157 of additional Fund expenses.

Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain of the officers and Trustees of the Fund are officers and directors/trustees of the above organization.

Trustees of the Fund that are not affiliated with the Investment Advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1997, no fees have been deferred.

5  Service Plan
------------------------------------------------------------------------------
The Trustees of the Fund adopted a Service Plan designed to meet the requirement of Rule 12b-1 under the Investment Company Act of 1940 and service fee requirements of the sales charge rule of the National Association of Securities Dealers Inc. The Service Plan provides that the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms, and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Trust have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% of the Fund's average daily net assets for any fiscal year based on the value of Fund shares sold by such persons and remaining outstanding for at least twelve months. The Fund expects to begin making service fee payments during the quarter ending March 31,1998.

6  Investment Transactions
------------------------------------------------------------------------------
Purchases and sales of investments, other than U.S. Government Securities and short-term obligations, aggregated $767,955 and $512,799 respectively.

7  Federal Income Tax Basis of Investments
------------------------------------------------------------------------------
The cost and unrealized appreciation/depreciation in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $    281,998
------------------------------------------------------------------------------
Gross unrealized appreciation                                     $     34,121
Gross unrealized depreciation                                          (14,410)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $     19,711
------------------------------------------------------------------------------



EV Traditional Emerging Growth Fund as of December 31, 1997

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders
of EV Traditional Emerging Growth Fund:
------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of EV Traditional Emerging Growth Fund (the Fund) (one of the funds constituting the Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 1997, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year ended December 31, 1997. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Emerging Growth Fund (one of the series of Eaton Vance Special Investment Trust) as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.
                                       Boston, Massachusetts
                                       February 6, 1998



EV Traditional Emerging Growth Fund as of December 31, 1997

INVESTMENT MANAGEMENT
EV Traditional Emerging Growth Fund

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

William J. Austin, Jr.
Assistant Treasurer

Trustees
M. Dozier Gardner
Vice Chairman, Eaton Vance Management

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of
Business Administration

Norton H. Reamer
President, United Asset Management Corporation

John L. Thorndike
Former Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Investment Advisor and
Administrator of EV Traditional
Emerging Growth Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Accountants
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

EV Traditional Emerging Growth Fund
24 Federal Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

T-MGSRC-2/97